UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

THE FIRST YEARS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On September 9, 2004, The First Years Inc. mailed the following letter to its stockholders that hold shares registered in the name of a broker or bank and to its stockholders of record:

[The First Years Inc. Logo]

YOUR VOTE IS IMPORTANT

TWO-THIRDS VOTE REQUIRED

PLEASE VOTE YOUR PROXY TODAY!

September 9, 2004

Dear Stockholder:

The Special Meeting of Stockholders of The First Years Inc. to be held on September 14, 2004, is only a few days away.

Time is short and your vote is important. The proposed merger agreement of RC2 Corporation and The First Years requires the approval of two-thirds of the outstanding shares of The First Years common stock. By not voting, it has the same affect as voting “Against” the merger agreement.

Please submit your vote in this important matter regarding the future of your investment – by voting by telephone, via the Internet, or by marking, signing, dating and returning the enclosed proxy in the postage-paid return envelope provided. Telephone and Internet voting may be used until 11:59 p.m., Eastern Daylight Time, on Monday, September 13, 2004.

If you hold your shares in street name at a custodian bank or broker, please call the person responsible for your account and instruct him or her to vote your shares in support of the merger agreement.

The Board of Directors and the Special Committee of The First Years recommend that stockholders vote “FOR” the adoption and approval of the merger agreement.

For more information or for assistance voting your shares, please call D. F. King & Co., Inc., who is assisting us, toll-free at 1-800-859-8508.

Thank you for your continued support.

Sincerely,

/s/ Ronald J. Sidman
RONALD J. SIDMAN
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

PLEASE VOTE YOUR PROXY. TIME IS SHORT AND YOUR VOTE IS REQUESTED.

3 EASY WAYS TO VOTE

Help your company avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

1.	Vote by Telephone. Call the toll-free number listed for this purpose on your voting form. Have your control number listed on the form ready and follow the simple instructions.

2.	Vote by Internet. Go to the website listed on your voting form. Have your control number listed on the form ready and follow the simple instructions.

3.	Vote by Mail. Mark, sign, date and return your proxy in the postage-paid return envelope provided.

PLEASE ACT TODAY

YOUR VOTE IS IMPORTANT

Time is short. Please take action immediately to vote your shares! This will ensure your vote is counted. Remember, a failure to vote is equivalent to a vote “against” the merger agreement.

Street name shareholders: Your broker or bank cannot vote your shares unless it receives your instructions. Please vote your proxy immediately. If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., who is assisting us, toll-free at 1-800-859-8508.